PNC FUNDS
PNC ADVANTAGE FUNDS
PNC ALTERNATIVE INVESTMENT FUNDS
POWER OF ATTORNEY
     Know All Persons by These Presents, that the undersigned, Richard W. Furst, hereby constitutes and appoints John M. Loder, Savonne L. Ferguson and Randi Gage, his true and lawful attorneys-in-fact and agent, to execute in his name, place, and stead, in his capacity as Trustee/Director or officer, or both, of PNC Absolute Return Master Fund LLC, PNC Alternative Strategies Master Fund LLC, PNC Long-Short Master Fund LLC, PNC Absolute Return Fund LLC, PNC Alternative Strategies Fund LLC, PNC Long-Short Fund LLC, PNC Absolute Return TEDI Fund LLC, PNC Alternative Strategies TEDI Fund LLC, and PNC Long-Short TEDI Fund LLC, (collectively, the “PNC Alternative Investment Funds”), PNC Funds and PNC Advantage Funds, the Registration Statements and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and either of said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of either of said attorneys being hereby ratified and approved.

DATED: June 1, 2011

/s/ Richard W. Furst
Richard W. Furst

PNC FUNDS
PNC ADVANTAGE FUNDS
PNC ALTERNATIVE INVESTMENT FUNDS
POWER OF ATTORNEY
     Know All Persons by These Presents, that the undersigned, Dale C. LaPorte, hereby constitutes and appoints John M. Loder, Savonne L. Ferguson and Randi Gage, his true and lawful attorneys-in-fact and agent, to execute in his name, place, and stead, in his capacity as Trustee/Director or officer, or both, of PNC Absolute Return Master Fund LLC, PNC Alternative Strategies Master Fund LLC, PNC Long-Short Master Fund LLC, PNC Absolute Return Fund LLC, PNC Alternative Strategies Fund LLC, PNC Long-Short Fund LLC, PNC Absolute Return TEDI Fund LLC, PNC Alternative Strategies TEDI Fund LLC, and PNC Long-Short TEDI Fund LLC, (collectively, the “PNC Alternative Investment Funds”), PNC Funds and PNC Advantage Funds, the Registration Statements and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and either of said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of either of said attorneys being hereby ratified and approved.

DATED: June 1, 2011

/s/ Dale C. LaPorte
Dale C. LaPorte

PNC FUNDS
PNC ADVANTAGE FUNDS
PNC ALTERNATIVE INVESTMENT FUNDS
POWER OF ATTORNEY
     Know All Persons by These Presents, that the undersigned, Dorothy A. Berry, hereby constitutes and appoints John M. Loder, Savonne L. Ferguson and Randi Gage, her true and lawful attorneys-in-fact and agent, to execute in her name, place, and stead, in her capacity as Trustee/Director or officer, or both, of PNC Absolute Return Master Fund LLC, PNC Alternative Strategies Master Fund LLC, PNC Long-Short Master Fund LLC, PNC Absolute Return Fund LLC, PNC Alternative Strategies Fund LLC, PNC Long-Short Fund LLC, PNC Absolute Return TEDI Fund LLC, PNC Alternative Strategies TEDI Fund LLC, and PNC Long-Short TEDI Fund LLC, (collectively, the “PNC Alternative Investment Funds”), PNC Funds and PNC Advantage Funds, the Registration Statements and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and either of said attorneys shall have full power and authority to do and perform in her name and on her behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as she might or could do in person, said acts of either of said attorneys being hereby ratified and approved.

DATED: June 1, 2011

/s/ Dorothy A. Berry
Dorothy A. Berry

PNC FUNDS
PNC ADVANTAGE FUNDS
PNC ALTERNATIVE INVESTMENT FUNDS
POWER OF ATTORNEY
     Know All Persons by These Presents, that the undersigned, John G. Drosdick, hereby constitutes and appoints John M. Loder, Savonne L. Ferguson and Randi Gage, his true and lawful attorneys-in-fact and agent, to execute in his name, place, and stead, in his capacity as Trustee/Director or officer, or both, of PNC Absolute Return Master Fund LLC, PNC Alternative Strategies Master Fund LLC, PNC Long-Short Master Fund LLC, PNC Absolute Return Fund LLC, PNC Alternative Strategies Fund LLC, PNC Long-Short Fund LLC, PNC Absolute Return TEDI Fund LLC, PNC Alternative Strategies TEDI Fund LLC, and PNC Long-Short TEDI Fund LLC, (collectively, the “PNC Alternative Investment Funds”), PNC Funds and PNC Advantage Funds, the Registration Statements and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and either of said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of either of said attorneys being hereby ratified and approved.

DATED: June 1, 2011

/s/ John G. Drosdick
John G. Drosdick

PNC FUNDS
PNC ADVANTAGE FUNDS
PNC ALTERNATIVE INVESTMENT FUNDS
POWER OF ATTORNEY
     Know All Persons by These Presents, that the undersigned, Edward D. Miller, Jr., hereby constitutes and appoints John M. Loder, Savonne L. Ferguson and Randi Gage, his true and lawful attorneys-in-fact and agent, to execute in his name, place, and stead, in his capacity as Trustee/Director or officer, or both, of PNC Absolute Return Master Fund LLC, PNC Alternative Strategies Master Fund LLC, PNC Long-Short Master Fund LLC, PNC Absolute Return Fund LLC, PNC Alternative Strategies Fund LLC, PNC Long-Short Fund LLC, PNC Absolute Return TEDI Fund LLC, PNC Alternative Strategies TEDI Fund LLC, and PNC Long-Short TEDI Fund LLC, (collectively, the “PNC Alternative Investment Funds”), PNC Funds and PNC Advantage Funds, the Registration Statements and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and either of said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of either of said attorneys being hereby ratified and approved.

DATED: June 1, 2011

/s/ Edward D. Miller
Edward D. Miller, Jr.

PNC FUNDS
PNC ADVANTAGE FUNDS
PNC ALTERNATIVE INVESTMENT FUNDS
POWER OF ATTORNEY
     Know All Persons by These Presents, that the undersigned, L. White Matthews, III, hereby constitutes and appoints John M. Loder, Savonne L. Ferguson and Randi Gage, his true and lawful attorneys-in-fact and agent, to execute in his name, place, and stead, in his capacity as Trustee/Director or officer, or both, of PNC Absolute Return Master Fund LLC, PNC Alternative Strategies Master Fund LLC, PNC Long-Short Master Fund LLC, PNC Absolute Return Fund LLC, PNC Alternative Strategies Fund LLC, PNC Long-Short Fund LLC, PNC Absolute Return TEDI Fund LLC, PNC Alternative Strategies TEDI Fund LLC, and PNC Long-Short TEDI Fund LLC, (collectively, the “PNC Alternative Investment Funds”), PNC Funds and PNC Advantage Funds, the Registration Statements and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and either of said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of either of said attorneys being hereby ratified and approved.

DATED: June 1, 2011

/s/ L. White Matthews
L. White Matthews, III